UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 26, 2021
TRIUMPH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TBK	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TBKCP	NASDAQ Global Select Market

Item 1.01.Entry into a Material Definitive Agreement.
On August 26, 2021, Triumph Bancorp, Inc. (the “Company”) entered into Subordinated Note Purchase Agreements (the “Purchase Agreements”) with certain institutional accredited investors and qualified institutional buyers (the “Purchasers”) pursuant to which the Company sold and issued $70.0 million in aggregate principal amount of its 3.50% Fixed-to-Floating Rate Subordinated Notes due 2031 (the “Notes”). The Notes were issued by the Company to the Purchasers at a price equal to 100% of their face amount. The Purchase Agreements contain certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.
The Company intends to use the net proceeds it received from the sale of the Notes to redeem all of its outstanding 6.50% Fixed-to-Floating Rate Subordinated Notes due 2026 (the “2026 Notes”) in the principal amount of $50.0 million and for general corporate purposes. The redemption of the 2026 Notes is expected to be completed on September 30, 2021, subject to obtaining prior approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to the extent such approval is required under the rules of the Federal Reserve.
The Notes have a stated maturity of September 1, 2031 and will bear interest at a fixed rate of 3.50% per year, from and including August 26, 2021 to, but excluding September 1, 2026 or earlier redemption date. From and including September 1, 2026 to, but excluding the maturity date or early redemption date, the interest rate will reset quarterly at a variable rate equal to the then-current benchmark rate, which initially will be three-month term secured overnight financing rate (“SOFR”), plus 286 basis points. As provided in the Indenture (as defined below) and the Notes, the interest rate on the Notes during the applicable floating rate period may be determined based on a rate other than three-month term SOFR.
The Notes were offered and sold by the Company in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. On August 26, 2021, in connection with the sale and issuance of the Notes, the Company entered into Registration Rights Agreements (the “Registration Rights Agreements”) with the Purchasers. Under the terms of the Registration Rights Agreements, the Company has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act and have substantially the same terms as the Notes (the “Exchange Offer”). Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreements, it would be required to pay additional interest to the holders of the Notes.
The Notes were issued under the Indenture, dated as of September 30, 2016 (the “Base Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Third Supplemental Indenture, dated as of August 26, 2021 (collectively, the “Indenture”). The Notes are not subject to any sinking fund and are not convertible into or exchangeable, other than pursuant to the Exchange Offer, for any other securities or assets of the Company or any of its subsidiaries. The Notes are not subject to redemption at the option of the holder. On or after September 1, 2026, the Company may redeem the Notes, in whole or in part, at its option, on any interest payment date, subject to obtaining prior approval of the Federal Reserve to the extent such approval is required under the rules of the Federal Reserve. The Notes may not otherwise be redeemed prior to the maturity date, except that the Company may, at its option, redeem the Notes before the stated maturity date in whole but not in part from time to time, upon the occurrence of certain events as described in the Indenture. Any redemption by the Company would be at a redemption price equal to 100% of the principal amount of the Notes being redeemed, together with any accrued and unpaid interest on the Notes being redeemed to but excluding the date of redemption.
The Notes are unsecured, subordinated obligations of the Company, are not obligations of, and are not guaranteed by, any subsidiary of the Company, and rank junior in right of payment to the Company’s current and future senior indebtedness, as described in the Indenture. By their terms, certain of the Company’s indebtedness rank junior and are subordinated to the Notes. The Notes are intended to be treated as Tier 2 capital of the Company for purposes of capital adequacy guidelines of the Federal Reserve.
The Notes are subject to customary affirmative and negative covenants and customary events of default.
The forms of the Purchase Agreements, the Registration Rights Agreements and the Notes, and the copies of the Base Indenture and the Third Supplemental Indenture are attached as Exhibits 10.1, 10.2, 4.3, 4.1, and 4.2, respectively, to this Current Report on Form 8-K (the “Report”) and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreements, the Registration Rights Agreements, the Indenture and the Notes are summaries and are qualified in their entirety by reference to the full text of such documents.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.
Item 7.01.Regulation FD Disclosure.
On August 26, 2021, the Company issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1 to this Form 8-K.
In connection with the offering of the Notes, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished herewith as Exhibit 99.2 to this Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing or document.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; the impact of COVID-19 on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act), and the resulting effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses, including our acquisition of HubTran Inc. and developments related to our acquisition of Transport Financial Solutions and the related over-formula advances, and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.
While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 12, 2021.
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
4.1
Indenture, dated as of September 30, 2016, by and between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Triumph Bancorp, Inc.’s Current Report on Form 8-K filed on September 30, 2016)

4.2	Third Supplemental Indenture, dated as of August 26, 2021, by and between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee
4.3	Forms of 3.500% Fixed-to-Floating Rate Subordinated Note due 2031 (included as Exhibit A-1 and Exhibit B-1 to the Third Supplemental Indenture filed as Exhibit 4.2 hereto)
10.1	Form of Subordinated Note Purchase Agreement, dated as of August 26, 2021, by and among Triumph Bancorp, Inc. and the Purchasers*
10.2	Form of Registration Rights Agreement, dated as of August 26, 2021, by and among Triumph Bancorp, Inc. and the Purchasers
99.1	Press Release issued on August 26, 2021 (furnished under Item 7.01)
99.2	Investor Presentation of Triumph Bancorp, Inc. (furnished under Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: August 26, 2021